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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 28, 2004

                                 Glowpoint, Inc.
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             (Exact name of Registrant as Specified in its Charter)


            Delaware                     0-25940                77-0312442
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         (State or other         (Commission File Number)    (I.R.S. Employer
 Jurisdiction of Incorporation)                            Identification No.)

                       225 Long Avenue Hillside, NJ 07205
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              (Address of Principal Executive Officers) (Zip Code)


                                 (973) 282-2000
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since past report)

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Item 9.  Regulation FD Disclosure.

On June 24, 2004, Glowpoint, Inc. (the "Company") announced via press release that the Company will enter into an arbitration proceeding with Gores Technology Group ("Gores") in connection with the sale of the Company's Video Solutions business to Gores in September, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GLOWPOINT, INC.

Dated:  June 28, 2004                  /s/ David C. Trachtenberg
                                       ----------------------------------
                                       David C. Trachtenberg
                                       Chief Executive Officer & President

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                                  EXHIBIT INDEX


Exhibit No.         Exhibit Description
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99.1                Text of press release dated June 24, 2004